                              ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-66345 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.


Hartford, Connecticut                         /s/ Arthur Andersen LLP
April 12, 1999